OLD WESTBURY FUNDS, INC.

Old Westbury International Fund

Supplement dated June 6, 2007 to the

Prospectus dated March 1, 2007

This Supplement updates, and should be read in conjunction with, the information provided in the Old Westbury Funds, Inc. Prospectus.

Ms. Hermione Davies, portfolio manager for the International Fund (the “Fund”), has assumed the responsibilities of Ms. Sharon Dodgson, who previously shared responsibility with Ms. Davies for the day-to-day investment management of the Fund, with particular emphasis on the Fund’s Japanese investments. The information under the sub-heading “The Funds’ Portfolio Managers” beginning on page 33 of the Prospectus is supplemented as follows:

• The biographical information for Ms. Dodgson is deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

A21-07SUPP	Old Westbury Funds, Inc.	6/07